EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, officer of Father Time, Inc, the “Company”, hereby certifies, to such officer’s knowledge, that the Company’s Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2020	By:	/s/ Trevor Doerksen
Trevor Doerksen
Chief Executive Officer and Director

Date: September 16, 2020	By:	/s/ Ray Brown
Ray Brown
Chief Financial Officer and Director